UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2006

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(Date of earliest event reported)

SMART-TEK SOLUTIONS INC.

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(Exact name of registrant as specified in its charter)

Nevada                     000-29895                98-0206542

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

3702 South Virginia St.

Suite G12-401

Reno, NV 89502

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(Address of principal offices, including Zip Code)

(604) 628-8161

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(Registrant's telephone number, including area code)

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

On December 12, 2006, the Company and its board of directors received and accepted the resignation of Denis Gallant effective December 12, 2006, as the Company’s Chief Financial Officer.  Mr. Gallant has resigned in order to pursue other business ventures.  There were no disagreements between the Company and Mr. Gallant.

Perry Law, the current President and Chief Executive Officer of the registrant, has been appointed as the Company’s Chief Financial Officer effective December 12, 2006.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits                                                            Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SMART-TEK SOLUTIONS INC.

By: /s/ Perry Law

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    Perry Law, President and CEO

Date:  December 18, 2006